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                                                                  EXHIBIT 10.5

                                CLEARLOGIC, INC.
                             1998 STOCK OPTION PLAN

1. Purposes of Plan.

         This 1998 Stock Option Plan (the "Plan") is designed to assist ClearLogic, Inc. (the "Company") in attracting and retaining highly qualified persons as employees of the company and its Subsidiaries in order to provide such key employees with incentives to contribute to the growth and development of the business of the Company.

2. Definitions.

         Unless the context otherwise indicates, the following terms have the following meanings:

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as the same may from time to time be amended.

         "Committee" means a committee consisting of at least three (3) Disinterested Persons appointed by the Board to administer the Plan and to perform the functions set forth herein.

         "Common Stock" means the Common Stock of the Company.

         "Designated Beneficiary" means the person designated by an optionee to be entitled on his/her death to any remaining rights arising out of an option, such designation to be made by written notice from the optionee to the Company in accordance with such regulations as the Committee may create.

         "Disinterested Person" means a person (within the meaning of Rule 16b-3 under the Exchange Act) who at the time he/she exercises discretion as a member of the Committee is not and at any time within one (1) year prior thereto, and has not been eligible for selection (within the meaning of Rule 16b-3 of the Exchange Act) as a person to whom shares of Common Stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other stock plan of the Company or any Subsidiary entitling


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participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Subsidiary.

         "Employee" means any employee (including any officer) of the Company or any subsidiary of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as Amended.

         "Fair Market Value" means the fair market value of the shares of Common Stock as determined by the Committee in its sole discretion; provided, however, that (A) if the shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the highest bid and lowest asked prices of the shares on such system on such date, or (C) if the shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

         "Incentive Stock Options" means stock options which constitute incentive stock options within the meaning of Section 422A, or any successor section, of the Code having the provisions specified for such incentive stock options.

         "Parent" means "Parent Corporation" as defined in Section 425(e), or any successor section, of the Code.

         "Stock Option Agreement" means a stock option agreement entered into pursuant to the Plan substantially in the form of Exhibit "A" hereto.

         "Subsidiary" means "Subsidiary Corporation" as defined in Section 425(f), or any successor section, of the Code.

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         "Ten Percent Stockholder" means any person who immediately after any option is granted to such person, owns within the meaning of Section 422A(b)(6), or any successor section, of the Code, more than ten (10%) percent of the total combined voting power of all classes of stock of the Company, its parent, if any, or its Subsidiaries.

3. Stock Subject to Plan.

         The shares to be issued upon exercise of the options granted under the Plan shall be Common Stock. The maximum number of shares shall be 2,000,000 shares, subject to adjustment as provided in Section 8 hereof. If any option granted under the Plan shall expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares of Common Stock previously subject to such option shall become available for new options.

4. Administration.

         (a) The Committee shall administer the Plan. The Board shall annually appoint the members of the Committee at the annual organizing meeting of the Board. The Committee shall consist of at least two members (one should be an Outside Director (if there is such) selected by the Board of Directors, one of who, if possible, shall be a Disinterested Person. Committee members may resign by delivering written notice to the Secretary.

         (b) The Board shall fill all vacancies on the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings. Action by a majority of the Committee members present at any meeting at which a quorum is present, or action approved in writing by all members of the Committee without a meeting, shall constitute the acts of the Committee.

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         (c) Subject to the provisions of the Plan, the Committee shall have the full and final authority to (i) determine the eligible employees of the Company and its Subsidiaries to whom, and the times at which, options shall be granted and the number of shares subject to each option; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) determine the provisions of options granted under the Plan (which need not be identical) and, with the consent of the holder thereof, amend or modify any option; (iv) interpret the Plan and the respective options; and (v) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee shall be binding upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any option granted under it.

         (d) Should the Board fail to appoint the Committee or should there be no Committee for any other reason, then the Board of Directors shall administer the Plan. All action with respect to Options granted to any Officer or key Employee who is subject to Section 16 of the Exchange Act shall be taken by the Board of Directors if each member is a Disinterested Person, or if the entire Board is not compromised of Disinterested Person, then by not less than two of the Directors who are Disinterested Persons. In the absence of a Committee, the Board of Directors (or that portion thereof comprised in accordance with Section 4(d)) shall have all the powers of the Committee as set forth herein in administration of the Plan.

         (e) The provisions of this Section 4 shall survive any termination of the Plan.

5. Eligibility for Awards of Options.

         (a) Options may be granted only to officers and other key employees of the Company and its Subsidiaries. Any reference in the Plan to "employment by the Company" shall also be deemed to include employment by any Subsidiary of the Company. Determination by the Committee or the Board as to who are eligible employees shall be conclusive.

         (b) A person who is a director of the Company shall not be considered an officer or employee for the purpose of the Plan solely because he or she is a director. However, a person who otherwise is an eligible officer or employee shall not be disqualified by virtue of being a director of the Company or Subsidiary.

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         (c) More than one option may be granted to any eligible employee.

6. Option Price.

         (a) The Committee shall determine the purchase price of the Common Stock under each option. The purchase price should be at least one hundred (100%) percent of the Fair Market Value of the Common Stock. However, the Committee can, under each option, determine the price of each option. The purchase price under an option granted to an officer or employee who is a Ten Percent Stockholder shall be at least 110% of the Fair Market Value of the Common Stock of the Common Stock on the date of the grant of the option.

         (b) To the extent the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as Nonqualified Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6(b), the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.


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7.  Terms and Exercise of Option.

         (a) Maximum Ten-Year Termination Date. Each option shall expire no later than ten years after the date on which it shall have been granted, but the Committee in its discretion may prescribe a shorter period for any individual option or options. Any option granted to a person who is a Ten (10%) Percent Stockholder shall terminate no later than five years after the date on which the option was granted. The date of termination pursuant to this paragraph is referred to hereinafter as the "termination date of the option."

         (b) Vesting. Options shall be exercisable at such times and in such installments, if any, as the Committee may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless other wise provided in the Stock Option Agreement.

         (c) Means of Exercise of Option. An option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office, which is received not later than 5:00 p.m. of the expiration date. The notice shall specify the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the purchase price for such shares. An optionee at his discretion may, in lieu of cash payment, deliver Common Stock already owned, with a Fair Market Value (on the date of the exercise) equal to the purchase price for the shares being acquired pursuant to the exercise of the option, as payment for the exercise of the option. In the event an option is being exercised in whole or in part, pursuant to Section 7(f) or (g) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said option. An optionee shall not, by virtue of the granting of an option, be entitled to any rights of a shareholder in the Company, and he or she shall not be considered a record holder

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of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any option and shall not be required to pay to the person exercising the option the cash equivalent of any fractional share interest unless so determined by the Committee.

         (d) Options Are Nontransferable. No option may be transferred by the optionee (except in connection with death or disability as provided in Sections 7(f) and (g)).

         (e) Options Lapse Three Months after Termination of Employment. In the event of the termination of an optionee's employment by the Company and its Subsidiaries at any time for any reason (excluding disability or death), the optionee's option and all rights thereunder shall expire three months after the date of termination of employment. The option shall be exercisable by the optionee at any time within the three months, but only to the extent exercisable by the optionee on the date of termination of his or her employment.

         (f) Option Exercisable Six Months after Termination in Event of Disability. In the event an optionee is permanently and totally disabled (within the meaning of Section 105(d)(4), or any successor section, of the Code), the optionee's option and all rights thereunder shall expire six months after the date of termination of employment. The option shall be exercisable by the optionee (or the optionee's legal representative) at any time within such six months.

         (g) Option Exercisable Six Months after Date of Death. If an optionee shall die while in the employ of the Company or any of its Subsidiaries, his option may be exercised by his designated beneficiaries (or if none have been effectively designated, by his executor, administrator or the person to whom his rights under his option shall pass by his will or by the laws of descent and distribution) at any time within six (6) months after the date of his death, but only to the extent exercisable by the optionee at his death. The option shall expire six months after the date of the optionee's death.

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         (h) No Right to Continued Employment. Nothing in the Plan or in any
option granted pursuant hereto shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or prevent or interfere in any way with the right of the Company or its Subsidiaries to terminate the optionee's employment at any time, with or without cause.

         (i) Writing Must Evidence Options. Each option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement (see Exhibit "A"), duly executed by the Company and the optionee, in such form and containing such provisions as the Committee or Board may from time to time authorize or approve.

         (f) Withholding of Tax. The Company shall have the right to deduct from any payment made under the Plan and federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Common Stock upon exercise of an Option that the Optionee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant under this Plan may provide by its terms that the Optionee may elect, in accordance with any applicable regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares of Common Stock (subject to: a written irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such option price or withholding taxes). The Optionee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares of Common Stock previously owned by such Optionee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

         (g) Effect of Outstanding Child Support Obligations. Any option may not be exercised during any time when the Optionee has been officially determined to be delinquent in paying any judicially ordered child support in any State of the United States.

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8. Adjustments.

         The Stock Option Agreement shall contain appropriate provisions for the adjustment of the kind and number of shares subject to each outstanding option, and for the adjustment of the exercise price per share, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalization, mergers, consolidations, combinations or exchanges of shares, and the like. In the event of any such change or changes in the outstanding Common Stock, except as set forth below, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan shall be appropriately adjusted by the Board or Committee, whose determination shall be binding and conclusive.

9. Amendments and Termination.

         (a) Unless the Plan shall have been sooner terminated as provided herein, it shall terminate on, and no option shall be granted thereunder after ten (10) years from the date the Plan is adopted by the Board of Directors; or the expiration of ten (10) years from the date the Plan is approved by the Company's stockholders. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for pursuant to Section 8), (ii) extend the period during which options may be granted or exercised or (iii) make any other change unless the Board determines that the change would not materially increase the cost of the Plan to the Company. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the employee to whom any option shall have theretofore been granted (or the person or person entitled to exercise such option under Section 7(f) or (g) of the Plan), terminate his/her option or adversely affect his rights thereunder.

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         (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the assets of the Company or of any proposed consolidation or merger of the Company, or tender offer or exchange offer for the acquisition (directly or indirectly, by any person or group) of all or a majority of the outstanding stock of the Company, or if the stock of the Company are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the highest bid and lowest asked prices of the shares on such system on such date, or (C) if the shares are admitted to trading on a national securities exchange, the Company shall give written notice to the holder of any option that all of his or her outstanding options may be exercised only within thirty (30) days after the date of the notice, but not thereafter, and all rights under said notice to fully vest which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. In the event such notice shall have been given, any such option may exercised either in whole or in part notwithstanding the vesting period required under the terms of the option for the exercise thereof. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time, no unexercised rights under any option shall be affected by such notice. Notwithstanding any other provision of the Plan, all such option exercised under this section, shall become effective after the date of the expiration of such thirty (30) days and: (i) the fiftieth (50th) day prior to the effective date of such merger, consolidation or similar transaction, sale, transfer or acquisition; or (ii) the fiftieth (50th) day prior to the date of the merger, consolidation or similar transaction, sale, transfer or acquisition.


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10. Indemnification.

         Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil, or criminal, by reason of the fact that the member is or was a member of the Committee or the Board insofar as relates to the Plan shall be indemnified by the Company, and the Company may advance his related expenses, to the full extent permitted by law or to any greater extent as provided in the Company's Certificate of Incorporation or bylaws or in any agreement between the Company and the member.

11. Effective Date of the Plan.

         The Plan shall become effective on, and options may be granted thereunder after November 2, 1998, provided, however, that if the Plan shall not be approved by the holders of a majority of the outstanding voting stock of the Company within 12 months of said date, the Plan and all options granted thereunder shall be and become null and void, and provided, further, that no options granted by the Committee may be exercised prior to the approval of the Plan by shareholder.

12. Expenses.

         The Company shall pay all fees and expenses incurred in connection with the establishment and administration of the Plan.

13. Government Regulations, Registration and Listing of Stock.

         (a) The Plan, and the grant and exercise of options thereunder, and the Company's obligation to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

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         (b) Unless a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issued upon exercise of any option (which registration shall not be required), the Company shall require that the offer and sale of such shares be exempt for the registration provisions for said Act. In furtherance of such exemption, the Company may require, as a condition precedent to the exercise of any option, that the person exercising the option give to the Company a written representation and undertaking, satisfactory in form and substance to the Company, that he or she is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the option will not constitute or result in any breach or violation of the Act or any similar state act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Act is not then in effect with respect to the shares of Common Stock issued upon exercise of an option, the Company shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Act.

         (c) In the event the class of shares issuable upon the exercise of any option is listed on any national securities exchange, the Company shall not be required to issue or deliver any certificate for shares upon the exercise of any option prior to the listing of the shares so issuable on such national securities exchange and prior to the registration of the same under the Exchange Act or any similar act or statute.

14. Additional Provisions.

         (a) Duties of the Company. The Company shall, at all times during the term of each Option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all Options at the time outstanding, shall pay all original

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issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such Option and all other fees and expenses necessarily incurred by the Company in connection therewith.

         (b) No Rights. No Employee shall have any claim or right to be granted Options under the Plan. Both the adoption and maintenance of the Plan nor the granting of Options pursuant to the Plan shall be deemed to constitute a contract of employment between the Company and any Employee or to be a condition of the employment of any person. The Plan and any Options granted under the Plan shall not confer upon any Participant any right with respect to continued employment by the Company, nor shall they interfere in any way with the right of the Company to terminate the employment of any Participant at any time, and for any reason, with or without cause, it being acknowledged, unless expressly provided otherwise in writing, that the employment of any Participant is "at will".

         (c) Controlling Laws. The granting of Options and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of the Securities Act, the Exchange Act, and rules and regulations issued thereunder, including without limitation Rule 16b-3, unless a contrary interpretation of any such provisions otherwise required by applicable law. Except to the extent preempted by Federal law, this Plan and all Stock Option Agreements entered into pursuant hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New Jersey, determined without regard to its conflict of laws rules, and jurisdiction shall be in County of Camden, State of New Jersey.

         (d) No Obligation to Exercise. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         (e) Language. Whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other.

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WHEREFORE, in accordance with the rules of incorporation of ClearLogic, Inc., and the by-laws of ClearLogic, Inc., and after a meeting, duly called, of the directors and shareholders, we the members of the Board of Directors, having carefully reviewed the proposed "ClearLogic, Inc. 1998 STOCK OPTION PLAN," and with the approval of a majority of the current Shareholders of the Company, do hereby ratify and adopt said plan.

IN WITNESS WHEREOF, the members of the Board of Directors and the shareholders of ClearLogic, Inc. do hereby adopt the "ClearLogic, Inc. 1999 STOCK OPTION PLAN" this 16th day of August, 1999.

The Board of Directors and Shareholders of
ClearLogic, Inc.

By: /s/ Sina Khelil                            /s/ Philip S. Burnham
    ---------------------------------          --------------------------------
    Sina Khelil, CEO and Shareholder           Witness


By: /s/ Douglas Schwarzwaelder                 /s/ Philip S. Burnham
    ---------------------------------          --------------------------------
    Douglas Schwarzwaelder, Director           Witness
    and Shareholder


By: /s/ Ronaldo Nascimento                     /s/ Philip S. Burnham
    ---------------------------------          --------------------------------
    Ronaldo Nascimento                         Witness
    Shareholder


By: /s/ Najat Khelil                           /s/ Philip S. Burnham
    ---------------------------------          --------------------------------
    Najat Khelil                               Witness
    Shareholder
                                       Dated this 16th day of August, 1999


                                               /s/ Philip S. Burnham
                                               --------------------------------



                                               --------------------------------


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By: /s/ Jason Costomiris                       /s/ Philip S. Burnham
    ---------------------------------          --------------------------------
    Jason Costomiris                           Witness
    Shareholder


By: /s/ Mark Zelis                             /s/ Philip S. Burnham
    ---------------------------------          --------------------------------
    Mark Zelis                                 Witness
    Shareholder


                                       Dated this 16th day of August, 1999


                                               /s/ Philip S. Burnham
                                               --------------------------------




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